UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2007

Optium Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33109	59-3684497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Precision Drive Horsham, PA	19044
(Address of Principal Executive Offices)	(Zip Code)

(267) 803-3800

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 24, 2007, base salaries for the Optium Corporation (the “Company”) “Named Executive Officers” were established as follows: (i) Eitan Gertel, Chief Executive Officer, President and Chairman of the Board, $350,000 per year, (ii) David Renner, Chief Financial Officer, $190,000 per year, (iii) Mark Colyar, Senior Vice President and General Manager, $215,000 per year, (iv) Christopher Brown, General Counsel and Vice President of Corporate Development, $200,000 per year and (v) Anthony Musto, Vice President of Sales and Marketing, $205,000 per year. In addition, on September 25, 2007 each of the Named Executive Officers were granted deferred stock awards consisting of restricted stock units (“Restricted Stock Units”) under the Company’s 2006 Stock Option and Incentive Plan with vesting and acceleration provisions not included in the Optium Corporation standard form grant.  Each of these Restricted Stock Unit grants vests in equal quarterly installments beginning January 1, 2008 and ending October 1, 2009.  In the case of Mr. Gertel, such vesting acceleration provisions provide for the acceleration of vesting of (i) 25% of the original grant (or 100% of remaining unvested portion if less) following termination of employment without Cause or for Constructive Termination (each term as defined in Mr. Gertel’s employment agreement) prior to an Acquisition (as defined in the 2006 Stock Option and Incentive Plan) and (ii) 100% of remaining unvested portion following termination of employment without Cause or for Constructive Termination within one year of an Acquisition.  In the case of Messrs. Colyar, Brown, Musto and Renner, such vesting acceleration provisions provide for acceleration of vesting of 25% of the original grant (or 100% of remaining unvested portion if less) following termination of employment (i) without Cause at any time or (ii) for Constructive Termination (each term as defined in the optionee’s employment agreement) within one year of an Acquisition.

Item 8.01 Other Events

At a regular meeting on September 19, 2007, upon recommendation of the Nominating and Corporate Governance Committee, Joseph R. Chinnici was appointed to the Audit Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIUM CORPORATION

By:	/s/ Christopher E. Brown
Name:	Christopher E. Brown
Title:	General Counsel, Vice President of Corporate Development and Secretary

Date:  September 28, 2007

Exhibit Index

Exhibit No.	Description
10.1	Form of Deferred Stock Award Agreement under Optium Corporation 2006 Stock Option and Incentive Plan
10.2	Deferred Stock Award Agreement, dated September 25, 2007 for Eitan Gertel
10.3	Deferred Stock Award Agreement, dated September 25, 2007 for Mark Colyar
10.4	Deferred Stock Award Agreement, dated September 25, 2007 for Christopher Brown
10.5	Deferred Stock Award Agreement, dated September 25, 2007 for Anthony Musto
10.6	Deferred Stock Award Agreement, dated September 25, 2007 for David Renner